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                                                                    Exhibit 10.9

                                AMR HOLDCO, INC.
                               EMCARE HOLDCO, INC.

                                  $250,000,000

                     10% Senior Subordinated Notes due 2015

                               PURCHASE AGREEMENT

                             dated January 27, 2005

                         BANC OF AMERICA SECURITIES LLC
                           J.P. MORGAN SECURITIES INC.

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                               PURCHASE AGREEMENT

January 27, 2005

BANC OF AMERICA SECURITIES LLC
J.P. MORGAN SECURITIES INC.
     As Initial Purchasers
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

Ladies and Gentlemen:

            Introductory. AMR HoldCo, Inc., a Delaware corporation ("AMR HoldCo"), and EmCare HoldCo, Inc., a Delaware corporation ("EmCare HoldCo" and, collectively with AMR HoldCo, the "Issuers"), propose to issue and sell to the several Initial Purchasers named in Schedule A (the "Initial Purchasers"), acting severally and not jointly, the respective amounts set forth in such Schedule A of $250,000,000 aggregate principal amount of the Issuers' 10% Senior Subordinated Notes due 2015 (the "Notes"). Banc of America Securities LLC and J.P. Morgan Securities Inc. have agreed to act as representatives of the several Initial Purchasers in connection with the offering and sale of the Notes.

            The Notes will be issued pursuant to an indenture, dated as of the Closing Date (as defined in Section 2 hereof) (the "Indenture"), among the Issuers, the Guarantors (as defined below) and U.S. Bank Trust National Association, as trustee (the "Trustee"). Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depositary"), pursuant to a letter of representations, to be dated on or before the Closing Date (the "DTC Agreement"), among the Issuers, the Guarantors, the Trustee and the Depositary.

            The holders of the Notes will be entitled to the benefits of a registration rights agreement, dated as of the Closing Date (the "Registration Rights Agreement"), among the Issuers, the Guarantors and the Initial Purchasers, pursuant to which the Issuers and the Guarantors will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Securities Act of 1933 (as amended, the "Securities Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) relating to another series of debt securities of the Issuers with terms substantially identical to the Notes (the "Exchange Notes") to be offered in ex-

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change for the Notes (the "Exchange Offer") and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use their commercially reasonable efforts to cause such registration statements to be declared effective.

            The payment of principal of, premium and Liquidated Damages (as defined in the Indenture), if any, and interest on the Notes and the Exchange Notes will initially be fully and unconditionally guaranteed on a senior subordinated basis, jointly and severally, by Emergency Medical Services L.P., the direct parent corporation of the Issuers (the "Parent"), and each domestic subsidiary of an Issuer as of the Closing Date, and, in each case their respective successors and assigns (together with the Parent, the "Guarantors"), in each case pursuant to their guarantees (the "Guarantees"); provided, that, with respect to any representation or warranty made, and any covenant, obligation or agreement to be performed, shall be made by, and shall be effective with respect to, a Guarantor (other than Parent) only concurrently with the Closing Date and the execution and delivery by such Guarantor of a Joinder Agreement (as defined below) substantially in the form of Exhibit D hereto. The Notes and the Guarantees attached thereto are herein collectively referred to as the "Securities"; and the Exchange Notes and the Guarantees attached thereto are herein collectively referred to as the "Exchange Securities."

            The proceeds of the Notes, together with an equity contribution of $219.0 million and initial borrowings of approximately $355.0 million under the new $450.0 million senior secured credit facility (the "Senior Secured Credit Facility" and together with all other agreements related to such facility, the "Credit Documents") will be used to fund the purchase of American Medical Response, Inc. ("AMR") and EmCare Holdings Inc. ("EmCare" and together with AMR, the "Targets"), and pay related fees and expenses (collectively, the "Transactions").

            The Issuers understand that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and in the Offering Memorandum (as defined below) and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers (the "Subsequent Purchasers") at any time after the date of this Agreement. The Securities are to be offered and sold to or through the Initial Purchasers without being registered with the Commission under the Securities Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors who acquire Securities shall be deemed to have agreed that Securities may only be resold or otherwise transferred, after the date hereof, if such Securities are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act ("Rule 144A") or Regulation S under the Securities Act ("Regulation S")).

            The Issuers have prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated January 17, 2005 (the "Preliminary Offering Memorandum"), and have prepared and will deliver to each Initial Purchaser copies of the Offering Memorandum, dated January 27, 2005, describing the terms of the Securities, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Securities. As used herein, the "Offering Memorandum" shall mean, with respect to any date or time referred to in this Agreement, the Issuers' Offering Memorandum, dated January 27, 2005, including

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amendments or supplements thereto, the Canadian supplement thereto and any exhibits thereto, in the most recent form that has been prepared by the Issuers and delivered to the Initial Purchasers in connection with their solicitation of offers to purchase Securities.

            Effective concurrently with the closing of the Transactions, each Guarantor (other than the Parent) shall execute a joinder agreement (the "Joinder Agreement"), substantially in the form of Exhibit D hereto, pursuant to which each such entity will become a party to this Agreement effective as of the Closing Date.

            All references in this Agreement to financial statements and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements in the Offering Memorandum.

            The Issuers hereby confirm their agreements with the Initial Purchasers as follows:

            Section 1. Representations and Warranties. Each of the Issuers and the Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser as follows:

            (a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2(e) hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the Securities Act or, until such time as the Exchange Securities are issued pursuant to an effective registration statement, to qualify the Indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

            (b) No Integration of Offerings or General Solicitation. None of the Issuers, their respective affiliates (as such term is defined in Rule 501 under the Securities Act) (each, an "Affiliate") or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Securities Act. None of the Issuers, their respective Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation, warranty or covenant) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act. With respect to those Securities sold in reliance upon Regulation S, (i) none of the Issuers, their respective Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation, warranty or covenant) has engaged or will engage in any directed selling efforts within the

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meaning of Regulation S and (ii) each of the Issuers and their respective
Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Issuers make no representation, warranty or covenant) has complied and will comply with the offering restrictions set forth in Regulation S.

            (c) Eligibility for Resale Under Rule 144A. The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Closing Date, of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934 (as amended, the "Exchange Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) or quoted in a U.S. automated interdealer quotation system.

            (d) The Offering Memorandum. The Offering Memorandum does not, and at the Closing Date will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Issuers in writing by any Initial Purchaser expressly for use in the Offering Memorandum. Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A. Neither of the Issuers nor any Guarantor has distributed and none of them will distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than a Preliminary Offering Memorandum or the Offering Memorandum.

            (e) The Purchase Agreement and the Joinder Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Issuers and the Guarantors, enforceable in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law or as against public policy and except as the enforcement hereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity). At the Closing Date, the Joinder Agreement will have been duly authorized, executed and delivered by, and will be a valid and binding agreement of, the Guarantors (other than the Parent), enforceable in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law or as against public policy and except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity).

            (f) The Registration Rights Agreement and DTC Agreement. At the Closing Date, each of the Registration Rights Agreement and the DTC Agreement will have been duly authorized, executed and delivered by, and will be a valid and binding agreement of, the Issuers (and, in the case of the Registration Rights Agreement, the Guarantors), enforceable in accor-

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dance with its terms, except as the enforcement thereof and rights thereunder may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity) and except as rights to indemnification under the Registration Rights Agreement may be limited by applicable law or as against public policy.

            (g) Authorization of the Securities and the Exchange Securities. The Notes to be purchased by the Initial Purchasers from the Issuers are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, will have been duly executed by the Issuers and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Issuers, enforceable in accordance with their terms, except as the enforcement thereof and rights thereunder may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity), or may be limited by applicable law or as against public policy, and will be entitled to the benefits of the Indenture. The Exchange Notes have been duly and validly authorized for issuance by the Issuers, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms, except as the enforcement thereof and rights thereunder may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity (whether considered in a proceeding at law or in equity), or may be limited by applicable law or as against public policy, and will be entitled to the benefits of the Indenture. The Guarantees of the Notes are in the form contemplated by the Indenture and, at the Closing Date, will have been duly authorized for issuance pursuant to this Agreement and the Indenture and duly executed by each of the Guarantors and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding agreements of the Guarantors, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity), or may be limited by applicable law or as against public policy, and will be entitled to the benefits of the Indenture. The Guarantees of the Exchange Notes are in the form contemplated by the Indenture and, at the Closing Date, will have been duly and validly authorized for issuance by the Guarantors, and when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof and rights thereunder may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or similar laws relating to or affecting enforcement of the rights and remedies of creditors or by general principles of equity (whether considered in a

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proceeding at law or in equity), or may be limited by applicable law or as against public policy, and will be entitled to the benefits of the Indenture.

            (h) Authorization of the Indenture. At the Closing Date, the Indenture will have been duly authorized, executed and delivered by the Issuers and the Guarantors and will constitute a valid and binding agreement of the Issuers and the Guarantors, enforceable against the Issuers and the Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity), or may be limited by applicable law or as against public policy.

            (i) Description of the Securities, the Indenture and the Registration Rights Agreement. The Notes, the Exchange Notes, the Guarantees, the guarantees of the Exchange Notes, the Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum.

            (j) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to (A) result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Issuers and the Guarantors, considered as one entity and (B) materially and adversely affect the ability of the Issuers and the Guarantors to perform their obligations pursuant to documents relating to the Transactions (any such change is called a "Material Adverse Change"); (ii) the Issuers and the Guarantors, considered as one entity, have not incurred any material liability or obligation, in any such case, other than those incurred in connection with the Transactions, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Issuers, except for dividends paid to the Issuers on any class of capital stock or repurchase or redemption by the Issuers of any class of capital stock.

            (k) Independent Accountants. PricewaterhouseCoopers LLP, which expressed its opinion with respect to the combined financial statements (which term as used in this Agreement includes the related notes thereto) included in the Offering Memorandum, are independent certified public accountants with respect to the Issuers under Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants, and its rulings and interpretations.

            (l) Preparation of the Financial Statements. The financial statements, together with the related notes, included in the Offering Memorandum present fairly in all material respects the combined financial position of AMR and EmCare and their respective subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified, subject, in the case of interim financial statements, to year-end adjustments. Such financial statements have been prepared in conformity with generally accepted accounting princi-

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ples as applied in the United States ("GAAP"), applied on a consistent basis throughout the periods involved, except as may be expressly stated otherwise in the related notes thereto. The financial data set forth in the Offering Memorandum under the captions "Offering Memorandum Summary -- Summary of Historical Combined and Pro Forma Consolidated Financial Information and Other Data" and "Selected Combined Financial Information and Other Data" fairly present the information set forth therein on a basis consistent with that of the audited and unaudited financial statements contained in the Offering Memorandum. The pro forma consolidated financial information with respect to the Parent and the related notes thereto included under the caption "Offering Memorandum Summary -- Summary of Historical Combined and Pro Forma Consolidated Financial Information and Other Data" and in "Unaudited Pro Forma Consolidated Financial Data" in the Offering Memorandum present fairly in all material respects the information contained therein and have been properly presented in all material respects on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate in all material respects to give effect to the Transactions.

            (m) Incorporation and Good Standing of the Issuers and the Guarantors. Except as listed in Schedule 1(m) hereto, each of Issuers and the Guarantors has been duly incorporated or formed and is validly existing as a corporation, limited liability company or partnership in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate, limited liability company or limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations relating to the Transactions, including under each of this Agreement, the Joinder Agreement (only with respect to the Guarantors, other than the Parent), the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities and the Indenture. Each of the Issuers and the Guarantors is duly qualified as a foreign corporation, limited liability company or partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding capital stock of the Issuers or the Guarantors has been duly authorized and validly issued, is fully paid and nonassessable and, at the Closing Date with respect to the Guarantors (other than the Parent), will be owned by an Issuer, directly or through subsidiaries of an Issuer, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, other than pursuant to the Credit Documents. At the Closing Date, none of the Issuers or any of the Guarantors will own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule 1(m) hereto and other than the Affiliated Medical Groups (as defined in paragraph (ee) herein).

            (n) Capitalization and Other Capital Stock Matters. At November 30, 2004, on a consolidated basis, after giving pro forma effect to the Transactions, the Parent would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption "Capitalization" (other than for subsequent issuances of partnership interests, if any, pursuant to employee benefit plans described in the Offering Memorandum).

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            (o) Non-Contravention of Existing Instruments; No Further
Authorizations or Approvals Required. Neither the Issuers nor any of the Guarantors is in violation of its charter or bylaws or is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which either an Issuer or any Guarantor is a party or by which any of them may be bound or to which any of the property or assets of an Issuer or any Guarantor is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. At the Closing Date, the Issuers' and the Guarantors' execution, delivery and performance of this Agreement, the Joinder Agreement, the Registration Rights Agreement, the DTC Agreement and the Indenture, as applicable, and the issuance and delivery of the Securities or the Exchange Securities, and consummation of the Transactions:
(i) will have been duly authorized by all necessary corporate or other action and will not result in any violation of the provisions of the charter or bylaws or partnership company agreement of the Issuers or the Guarantors, (ii) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuers or the Guarantors pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances listed in Schedule 1(o) hereto or as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Issuers or the Guarantors, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Issuers' or the Guarantors' execution, delivery and performance of this Agreement, the Joinder Agreement, Senior Secured Credit Facility, the Registration Rights Agreement, the DTC Agreement or the Indenture, as applicable, or the issuance and delivery of the Securities or the Exchange Securities, or consummation of the Transactions except such as have been obtained or made or will be obtained or made at the Closing Date by the Issuers or the Guarantors and are in full force and effect under the Securities Act, applicable securities laws of the several states of the United States and provinces of Canada and except such as may be required by the securities laws of the several states of the United States and provinces of Canada with respect to the Issuers' obligations under the Registration Rights Agreement and, with respect to AMR's emergency 911 ambulance transport contracts only, except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Issuers or any of their respective subsidiaries.

            (p) No Material Actions or Proceedings. Except as otherwise disclosed in the Offering Memorandum, there are no legal or governmental actions, suits or proceedings pending or, to the best of the Issuers' and the Guarantors' knowledge, threatened (i) against or affecting the Issuers or the Guarantors or (ii) which have as the subject thereof any property owned or

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leased by the Issuers or the Guarantors and which such action, suit or proceeding, if determined adversely to the Issuers or such subsidiary, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the Transactions. Except as otherwise disclosed in the Offering Memorandum, no material labor dispute with the employees of the Issuers or any of the Guarantors, or with the employees of any principal supplier of the Issuers or the Guarantors, exists or, to the best of the Issuers' or the Guarantors' knowledge, is threatened or imminent.

            (q) Intellectual Property Rights. Except as otherwise disclosed in the Offering Memorandum, the Issuers the Guarantors own or possess sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. Neither the Issuers nor any of the Guarantors has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

            (r) All Necessary Permits, etc. Except as otherwise disclosed in the Offering Memorandum, the Issuers and the Guarantors possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses as now conducted except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and neither the Issuers nor any Guarantor has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

            (s) Title to Properties. Except as otherwise disclosed in the Offering Memorandum, at the Closing Date the Issuers and each of the Guarantors will have good and marketable title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(l) hereof (or elsewhere in the Offering Memorandum), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except pursuant to the Credit Documents and such as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the Issuers or any Guarantor are held under valid and enforceable leases, with such exceptions as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

            (t) Tax Law Compliance. Except as otherwise disclosed in the Offering Memorandum, the Issuers and the Guarantors have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except as would not, individually or in the aggregate, reasonably be expected to result in a Mate-

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rial Adverse Change. The Issuers and the Guarantors have made adequate charges, accruals and reserves in the applicable financial statements referred to in
Section 1(l) hereof in accordance with GAAP in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Issuers or any of the Guarantors has not been finally determined.

            (u) Each Issuer and Guarantor Not an "Investment Company". The Issuers and the Guarantors have been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). Neither Issuer nor any Guarantor is, and after receipt of payment for the Securities neither Issuer nor any Guarantor will be, an "investment company" within the meaning of the Investment Company Act.

            (v) Insurance. Except as otherwise disclosed in the Offering Memorandum, including disclosure relating to self-insurance and liability retention programs, each of the Issuers and the Guarantors are insured by recognized, financially sound institutions or are insured or self-insured at prudent and adequate levels with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, without limitation, policies covering real and personal property owned or leased by the Issuers and their respective subsidiaries against theft, damage, destruction, acts of vandalism and earthquakes. None of the Issuers or any of the Guarantors has any reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) upon such expiration, to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

            (w) No Price Stabilization or Manipulation. None of the Issuers or any of the Guarantors has taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Issuers to facilitate the sale or resale of the Securities.

            (x) Solvency. Each of the Issuers and each of the Guarantors is, and immediately after the Closing Date will be, Solvent. As used herein, the term "Solvent" means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person,
(ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

            (y) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) none of the Issuers or any of the Guarantors is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), which violation includes, without limitation, noncompliance with any permits or other governmental authorizations required for the operation of the business of the Issuers or their respective subsidiaries under applicable Environmental Laws, or noncompliance with the terms and conditions thereof, nor have any of the Issuers or any of their respective subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that any of the Issuers or any of their respective subsidiaries is in violation of any Environmental Law; (ii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which any of the Issuers has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by any of the Issuers or any of their respective subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the best of each Issuer's knowledge, threatened against any of the Issuers or any of their respective subsidiaries or any person or entity whose liability for any Environmental Claim the Issuers or any of their respective subsidiaries has retained or assumed either contractually or by operation of law; and (iii) to the best of each Issuer's and the Guarantors' knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against either of the Issuers or any of the Guarantors or against any person or entity whose liability for any Environmental Claim any of the Issuers or any the Guarantors has retained or assumed either contractually or by operation of law.

            (z) Periodic Review of Costs of Environmental Compliance. In the ordinary course of their business, AMR and EmCare conduct a periodic review of their compliance with Environmental Laws, in the course of which they identify and evaluate costs and liabilities associated with such compliance. On the basis of such review and the amount of its established reserves, the Issuers and the Guarantors have reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

            (aa) ERISA Compliance. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, the Issuers and the Guarantors and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974 (as amended, "ERISA," which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Issuers, the Guarantors or their "ERISA Affiliates" (as defined below) are in compliance with ERISA. "ERISA Affiliate" means, with respect to the Issuers or any Guarantor, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, "Code," which term, as used herein, includes the regulations and published interpretations thereunder) of which the Issuers or such Guarantor is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Issuers, the Guarantors or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Issuers and the Guarantors or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). No prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption. Neither the Issuers, the Guarantors nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Issuers and the Guarantors or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

            (bb) Compliance with Labor Laws. Except as disclosed in the Offering Memorandum and except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Issuers' and the Guarantors' knowledge, threatened against the Issuers or any of the Guarantors before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Issuers' and the Guarantors' knowledge, threatened, against the Issuers or any of their respective subsidiaries, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Issuers' knowledge, threatened against the Issuers or any of the Guarantors and (C) no union representation question existing with respect to the employees of the Issuers or any of their respective subsidiaries and, to the best of the Issuers' and the Guarantors' knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

            (cc) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) in the Preliminary Offering Memorandum or the Offering Memorandum has been made without a reasonable basis or has been disclosed other than in good faith.

            (dd) Statistical and Market Data. Nothing has come to the attention of either of the Issuers that has caused such Issuer to believe that the statistical and market-related data included in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable or derived by the Issuers and the Guarantors in good faith.

            (ee) Compliance With Health Care Statutes, Rules and Regulations. Except as disclosed in the Offering Memorandum or except for such violations that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, to either the Issuers' or any of the Guarantors' knowledge, neither of the Issuers nor any of the Guarantors has violated any federal, state or local health care statutes, rules or regulations, including, but not limited to, the Federal False Claims Act, the Federal Anti-Kickback Statute, the Federal Self-Referral Law, the Health Insurance Portability and Accountability Act of 1996, and any corresponding or similar state laws (collectively, the "Health Care Statutes, Rules and Regulations"). Except as disclosed in the Offering Memorandum or except for such violations which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, to the best of the Issuers' and the Guarantors' knowledge, the Issuers, the Guarantors, and any affiliated entity, including without limitation any professional corporation, partnership or association, with which any of the Issuers or any of the Guarantors contracts and through which services are provided (each, an "Affiliated Medical Group" and collectively, the "Affiliated Medical Groups") has received any indication or notice, written or oral, from any other federal or state agency or authority that they have or are alleged to have acted contrary to any Health Care Statute, Rule or Regulation. To the best of the Issuers' and the Guarantors' knowledge and except for such violations which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, the Issuers, the Guarantors and the Affiliated Medical Groups are in material compliance with the laws and regulations pertaining to (i) physician licensure, (ii) the corporate practice of medicine, and (iii) physician fee-splitting in all states in which they operate. To the best of the Issuers' and the Guarantors' knowledge, no Affiliated Medical Group or any individual or business entity with which an Affiliated Medical Group contracts has received any indication or notice, written or oral, from representatives of the United States Department of Health and Human Services or any other federal or state agency regarding any matters, relating to the revocation, suspension, termination or modification of any applicable license, certification, accreditation, supplier or provider number, or ability to participate in any federally funded or other health care program. Issuers and their respective subsidiaries are subject to a Compliance Program that has been structured in light of what constitutes an effective compliance program as defined in the United States Sentencing Commission Guidelines.

            (ff) Related Party Transactions. Except as disclosed on Schedule 1(ff) hereto, to the Issuers' and the Guarantors' knowledge, no relationship, direct or indirect, exists between or among any of the Issuers or any affiliate of the Issuers, on the one hand, and any director, executive officer, member or stockholder of the Issuers or any affiliate of the Issuers, on the other hand, which would be required by the Securities Act to be disclosed in a registration statement on Form S-1 which is not so disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Issuers or any affiliate of the Issuers to or for the benefit of any of the officers or directors of the Issuers or any affiliate of the Issuers or any of their respective family members.

            (gg) No Unlawful Contributions or Other Payments. Except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, none of the Issuers, any Guarantor or, to the best of the Issuers' and the Guarantors' knowledge, any employee or agent of the Issuers or any Guarantor, has made any contribution or other pay-ment to any official of, or candidate for, any federal, state or foreign office in violation of any law.

            (hh) No Default in Senior Debt. Except as disclosed in Schedule 1(hh) hereto, no event of default exists under any material contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument constituting Senior Debt (as defined in the Indenture).

            (ii) Senior Secured Credit Facility. At the Closing Date, the Senior Secured Credit Facility will have been duly and validly authorized by the Issuers and the Guarantors and, when duly executed and delivered by the Issuers and the Guarantors, will be the valid and legally binding obligation of the Issuers and the Guarantors, enforceable in accordance with its terms, except as the enforcement thereof and rights thereunder may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (whether considered in a proceeding at law or in equity), or may be limited by applicable law or as against public policy.

            (jj) Regulation S. The Issuers, the Guarantors and their respective Affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Issuers and the Guarantors make no representation) have complied with and will comply with the offering restrictions requirements of Regulation S in connection with the offering of the Securities outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902 thereof. The Securities sold in reliance on Regulation S will be represented upon issuance by a temporary global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of the Securities Act and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

            (kk) Internal Controls. AMR and EmCare, on a consolidated basis, maintain a system of internal accounting controls sufficient to provide reasonable assurance that, in all material respects: (i) transactions are executed in accordance with management's general or specific authorizations;
(ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. None of the Issuers or the Targets is subject to the reporting requirements of the Exhange Act or to Item 307 or 308 of Regulation S-K.

            (ll) Officer's Certificate. Any certificate signed by an officer of the Issuers or any Guarantor and delivered to the Initial Purchasers or to counsel for the Initial Purchasers pursuant to this Agreement shall be deemed to be a representation and warranty by the Issuers or such Guarantor to each Initial Purchaser as to the matters set forth therein.

            Section 2. Purchase, Sale and Delivery of the Notes.

            (a) The Notes. Each of the Issuers agrees to issue and sell to the Initial Purchasers, severally and not jointly, all of the Notes upon the terms herein set forth, and, on the basis of the representations, warranties and agreements herein contained, and upon the terms and subject to the conditions thereto, herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Issuers the aggregate principal amount of Notes set forth opposite their names in Schedule A, at a purchase price of 97.500% of the principal amount thereof payable on the Closing Date.

            (b) The Closing Date. Delivery of certificates for the Notes in definitive form to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Kaye Scholer LLP, 425 Park Avenue, New York, New York 10022 (or such other place as may be agreed to by the Issuers and the Initial Purchasers) at 9:00 a.m. New York City time, on February 10, 2005, or such other time and date as the Initial Purchasers shall designate by notice to the Issuers (the time and date of such closing are called the "Closing Date").

            (c) Delivery of the Notes. The Issuers shall deliver, or cause to be delivered, to Banc of America Securities LLC and J.P. Morgan Securities Inc. for the accounts of the several Initial Purchasers certificates for the Notes at the Closing Date against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in the name of Cede & Co., as nominee of the Depositary, pursuant to the DTC Agreement, and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Initial Purchasers may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

            (d) Delivery of Offering Memorandum to the Initial Purchasers. Not later than 12:00 p.m., New York City time, on the third business day following the date of this Agreement, the Issuers shall deliver or cause to be delivered copies of the Offering Memorandum in such quantities and at such places as the Initial Purchasers shall reasonably request.

            (e) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Issuers that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer") and (ii) with respect to those securities sold in reliance on Regulation S: (A) it has not engaged and will not engage in any direct selling efforts within the meaning of Regulation S; and (B) it has complied and will comply with the offering restrictions requirements of Regulation S.

            Section 3. Additional Covenants. Each of the Issuers and the Guarantors further covenants and agrees with each Initial Purchaser as follows:

            (a) Initial Purchasers' Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Offering Memorandum, the Issuers shall furnish to the Initial Purchasers for review a copy of each such proposed amendment or supplement, and the

Issuers shall not use any such proposed amendment or supplement to which the Initial Purchasers reasonably object in writing within three business days of receipt thereof (with advice from its counsel).

            (b) Amendments and Supplements to the Offering Memorandum and Other Securities Act Matters. If, prior to the completion of the placement of the Securities by the Initial Purchasers with the Subsequent Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if in the judgment of the Initial Purchasers or counsel for the Initial Purchasers it is otherwise necessary to amend or supplement the Offering Memorandum to comply with law, the Issuers agree to promptly prepare (subject to Section 3(a) hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Offering Memorandum so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Offering Memorandum is delivered to a Subsequent Purchaser, be misleading or so that the Offering Memorandum, as amended or supplemented, will comply with law.

            The Issuers hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

            (c) Copies of the Offering Memorandum. The Issuers agree to furnish the Initial Purchasers, without charge, as many copies of the Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested prior to or at the time of the original printing of the Offering Memorandum or any amendment or supplement thereto, as applicable.

            (d) Blue Sky Compliance. Each of the Issuers and the Guarantors shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exceptions from qualifying or registering) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities; provided that none of the Issuers or any of the Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Issuers will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Issuers and each of the Guarantors shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

            (e) Use of Proceeds. The Issuers shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption "Use of Proceeds" in the Offering Memorandum.

            (f) The Depositary. The Issuers will cooperate with the Initial Purchasers and use their commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

            (g) Additional Issuer Information. At any time when the Issuers are not subject to Section 13 or 15 of the Exchange Act, for the benefit of holders and beneficial owners from time to time of the Securities, the Issuers shall furnish, at their expense, upon request, to holders and beneficial owners of Securities and prospective purchasers of Securities information ("Additional Issuer Information") satisfying the requirements of Rule 144A(d)(4).

            (h) Future Reports to the Initial Purchasers. At any time when the Issuers or the Guarantors are not subject to Section 13 or 15 of the Exchange Act and any Securities or Exchange Securities remain outstanding, the Issuers will furnish to Banc of America Securities LLC and J.P. Morgan Securities Inc.:
(i) as soon as practicable after the end of each fiscal year, copies of the annual financial statements of the Parent containing the balance sheet of the Parent as of the close of such fiscal year and statements of income, partners' equity and cash flows for the year then ended and the opinion thereon of the Parent's independent public or certified public accountants and (ii) as soon as available, copies of any report or communication of the Parent mailed generally to holders of its partnership units or debt securities (including the holders of the Securities).

            (i) No Integration. The Issuers agree that they will not and will cause their respective Affiliates not to make any offer or sale of securities of the Issuers of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Securities by the Issuers to the Initial Purchasers, (ii) the resale of the Securities by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

            (j) Legended Securities. Each certificate for a Note will bear the legend contained in "Transfer Restrictions" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

            (k) PORTAL. The Issuers will use their commercially reasonable efforts to cause such Notes to be eligible for the PORTAL Market.

            (l) No Resales by the Issuers. Until the issuance of the Exchange Securities, the Issuers will not, and will use commercially reasonable efforts to cause their affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Issuers or any of their affiliates and resold in a transaction registered under the Securities Act.

            Banc of America Securities LLC and J.P. Morgan Securities Inc., on behalf of the several Initial Purchasers, may, in their sole discretion, waive in writing the performance by the Issuers or any Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

            Section 4. Payment of Expenses. Each of the Issuers and the Guarantors agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the Transactions, including, without limitation, (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities to the Initial Purchasers, (iii) all fees and expenses of the Issuers' and the Guarantors' counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of each Preliminary Offering Memorandum and the Offering Memorandum (including financial statements and exhibits), and all amendments and supplements thereto, this Agreement, the Joinder Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Notes and the Guarantees, (v) all filing fees, attorneys' fees and expenses incurred by the Issuers, the Guarantors or the Initial Purchasers in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final Blue Sky or legal investment memoranda and any related supplements to the Preliminary Offering Memorandum or Offering Memorandum), (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Exchange Securities, (vii) any fees payable in connection with the rating of the Securities or the Exchange Securities with the ratings agencies and the listing of the Securities with the PORTAL market, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the NASD, if any, of the terms of the sale of the Securities or the Exchange Securities, and (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Issuers and the Guarantors in connection with approval of the Securities by the Depositary for "book-entry" transfer, and the performance by the Issuers and the Guarantors of their respective other obligations under this Agreement. Except as provided in this Section 4 and Sections 5, 6, 8 and 9 hereof, the Initial Purchasers shall pay their own expenses, including the fees and disbursements of their counsel.

            Section 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Issuers and the Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and to the timely performance by the Issuers of their covenants and other obligations hereunder, and to each of the following additional conditions:

            (a) Accountants' Comfort Letter. On the date hereof, the Initial Purchasers shall have received from PricewaterhouseCoopers LLP, independent public or certified public accountants for the Issuers, a letter dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers, delivered according to Statement of Auditing Standards Nos. 72 and 100 (or any successor bulletins), with respect to the audited and unaudited financial statements and certain financial information contained in the Offering Memorandum.

            (b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

            (i) in the reasonable judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change; and

            (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Issuers by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436 under the Securities Act.

            (c) Opinion of Counsel for the Issuers. On the Closing Date the Initial Purchasers shall have received:

            (i) the opinion of Kaye Scholer LLP, counsel to the Issuers, dated as of such Closing Date, the form of which is attached as Exhibit A; and

            (ii) the opinion of local counsel with respect to each of the Guarantors organized in California, Florida, Georgia, Illinois Maryland, New Jersey, Texas and Virginia, dated as of such Closing Date, the form of which is attached as Exhibit B.

            (d) Opinion of Special Regulatory Counsel for the Issuers. On the Closing Date the Initial Purchasers shall have received the opinion of Epstein Becker & Green, P.C., special healthcare regulatory counsel for the Issuers, relating to healthcare regulatory disclosure in the Offering Memorandum, dated the Closing Date and addressed to the Initial Purchasers, the form of which is attached as Exhibit C.

            (e) Opinion of Counsel for the Initial Purchasers. On the Closing Date the Initial Purchasers shall have received the opinion of Cahill Gordon & Reindel LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as are reasonably and customarily requested by the Initial Purchasers.

            (f) Officers' Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chairman of the Boards, Chief Executive Officer or President of the Issuers and each Guarantor and the Chief Financial Officer or Treasurer of the Issuers and each Guarantor, dated as of the Closing Date, to the knowledge of such officer to the effect set forth in Section 5(b)(ii), and further to the effect that:

            (i) for the period from and after the date of this Agreement and prior to the Closing Date there has not occurred any Material Adverse Change;

            (ii) the representations, warranties and covenants of the Issuers set forth in Section 1 here are true and correct with the same force and effect as though expressly made on and as of the Closing Date; and

            (iii) the Issuers have complied with all the agreements and satisfied all the conditions on their part to be performed or satisfied at or prior to the Closing Date.

            (g) Bring-down Comfort Letter. On the Closing Date the Initial Purchasers shall have received from PricewaterhouseCoopers LLP, independent public or certified public accountants for the Issuers, a letter dated such date, in form and substance satisfactory to the Initial Purchasers, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to Section 5(a) hereof, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

            (h) PORTAL Listing. At the Closing Date the Notes shall have been designated for trading on the PORTAL Market.

            (i) Registration Rights Agreement. The Issuers shall have entered into the Registration Rights Agreement and the Initial Purchasers shall have received executed counterparts thereof.

            (j) Concurrent Transactions. The Transactions shall have been consummated on terms and conditions described in the Offering Memorandum.

            (k) Credit Documents. The Issuers and the Guarantors party thereto shall have executed and delivered the Credit Documents and the Initial Purchasers shall have received copies thereof. Each condition to the closing contemplated by the Credit Documents (other than the issuance and sale of the Securities pursuant hereto) will, on or prior to the Closing Date, have been satisfied or waived. There shall not exist at, and as of, the Closing Date (after giving effect to the Transactions) any conditions that would constitute a default (or an event that with notice or the lapse of time, or both, would constitute a default) under the Credit Documents.

            (l) Additional Documents. On or before the Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

            If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Issuers at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination.

            Section 6. Reimbursement of Initial Purchasers' Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 5 or 10 hereof, including if the sale to the Initial Purchasers of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Issuers or the Guarantors to perform in any material respect any agreement herein or to comply with any provision hereof, the Issuers and the Guarantors, jointly and severally, agree to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Securities, including, without limitation, printing expenses, travel expenses, postage, facsimile and telephone charges, and reasonable fees and disbursements of counsel.

            Section 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and each of the Issuers and each of the Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Securities:

            (A) Offers and sales of the Securities will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers or non-U.S. persons outside the United States to whom the offeror or seller reasonably believes offers and sales of the Securities may be made in reliance upon Regulation S upon the terms and conditions set forth in Annex I hereto, which Annex I is hereby expressly made a part hereof.

            (B) The Securities will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities
      Act) will be used in the United States in connection with the offering of the Securities.

            (C) Upon original issuance by the Issuers, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Securities (and all securities issued in exchange therefor or in substitution thereof, other than the Exchange Securities) shall bear the following legend:

            "THIS NOTE AND THE GUARANTEES ENDORSED HEREON HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR THE GUARANTEES ENDORSED HEREON NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO,

            THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS NOTE AND THE GUARANTEES ENDORSED HEREON BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL, OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AN ISSUER OR ANY AFFILIATE OF AN ISSUER WAS THE OWNER OF THIS NOTE AND THE GUARANTEES ENDORSED HEREON (OR ANY PREDECESSOR OF THIS NOTE AND THE GUARANTEES ENDORSED HEREON) (THE "RESALE RESTRICTION TERMINATION DATE" ONLY
            (A)(1) TO AMR HOLDCO, INC., EMCARE HOLDCO, INC. OR ANY RESPECTIVE SUBSIDIARY THEREOF, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (3) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
            (4) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT ("REGULATION S") IN AN OFFSHORE TRANSACTION COMPLYING WITH REGULATION S OR (5) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUERS' AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (A)(4) PRIOR TO THE END OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD WITHIN THE MEANING OF REGULATION S OR PURSUANT TO CLAUSE (A)(5) PRIOR TO THE RESALE RESTRICTION TERMINATION DATE, TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNTIED STATES AND OTHER APPLICABLE JURISDICTIONS. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF A HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

            Following the sale of the Securities by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Issuers for any losses, damages or liabilities suffered or incurred by the Issuers, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Security.

            Section 8. Indemnification.

            (a) Indemnification of the Initial Purchasers. Each of the Issuers and each of the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its affiliates, directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, affiliate, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Issuers), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based: (i) upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Issuers contained herein; or (iii) in whole or in part upon any failure of the Issuers to perform their obligations hereunder or under law; or (iv) any act or failure to act or any alleged act or failure to act by any Initial Purchaser in connection with, or relating in any manner to, the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon any matter covered by clause
(i) above to the extent such loss, claim, damage, liability or expense is not covered in items (i) through (iii) (subject to the limitations set forth below), provided that the Issuers shall not be liable under this clause (iv) to the extent that a court of competent jurisdiction shall have determined by a final judgment that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Initial Purchaser through its gross negligence or willful misconduct; and to reimburse each Initial Purchaser and each such director, officer, employee or controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by Banc of America Securities LLC) as such expenses are reasonably incurred by such Initial Purchaser or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuers by the Initial Purchasers expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Issuers may otherwise have.

            (b) Indemnification of the Issuers and the Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuers, each Guarantor, each of their directors and each person, if any, who controls the Issuers within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Issuers, any Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Issuers by such Initial Purchaser expressly for use therein; and to reimburse the Issuers, any Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Issuers, any Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Issuers and the Guarantors hereby acknowledge that the only information that the Initial Purchasers have furnished to the Issuers expressly for use in any Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) is the statements set forth in the third sentence of the third paragraph under the caption "Risk Factors -- Risk Factors Related to the Notes -- The notes are subject to restrictions on transfer. If an active trading market does not develop for these notes, you may not be able to resell them" and the third sentence of the seventh paragraph and ninth paragraph under the caption "Plan of Distribution" in the Offering Memorandum. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

            (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not materially prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; pro-vided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying party (Banc of America Securities LLC in the case of Sections 8(b) and 9 hereof), representing the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

            (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this
Section 8, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the final terms of such proposed settlement as soon as reasonably practicable prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement; provided, however, that the indemnifying party shall not be liable for any reimbursement to the indemnified party for fees and expenses of counsel pursuant to this sentence to the extent that, and only for so long as, the indemnifying party actively and continuously contests such reimbursement in good faith, it being understood that the any portion of such reimbursement not so contested shall be payable immediately. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and does not include any findings of fault, culpability or failure to act by or on behalf of any indemnified person.

            Section 9. Contribution. If the indemnification provided for in
Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions or inaccuracies in the representations and warranties herein which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Issuers, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Securities. The relative fault of the Issuers and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact or any such inaccurate or alleged inaccurate representation or warranty relates to information supplied by the Issuers and the Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission or inaccuracy.

            The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

            The Issuers, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

            Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Securities distributed by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each affiliate, director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of each of the Issuers or any Guarantor, and each person, if any, who controls the Issuers or any Guarantor with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Issuers and the Guarantors.

            Section 10. Termination of This Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Issuers if at any time: (i) trading or quotation in any of the Parent's or the Issuers' securities shall have been suspended or limited by the Commission, or trading in securities generally on either the NASDAQ Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York or Delaware authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities in the manner and on the terms described in the Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or (v) the Issuers shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the reasonable judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Issuers regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Issuers or any Guarantor to any Initial Purchaser, except that the Issuers and the Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Issuers, or (iii) any party hereto to any other party except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

            Section 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Issuers, the Guarantors, their respective officers and the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser, the Issuers, any Guarantor or any of their partners, offi-cers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

            Section 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:

            If to the Initial Purchasers:

            Banc of America Securities LLC
            9 West 57th Street
            22nd Floor
            New York, NY 10019
            Facsimile: (646) 313-4802
            Attention: Stuart Dean

            with a copy to:

            Cahill Gordon & Reindel LLP
            80 Pine Street
            New York, NY 10005
            Facsimile: (212) 269-5420
            Attention: Gary Brooks

            If to the Issuers or the Guarantors:

            AMR HoldCo, Inc.
            EmCare HoldCo, Inc.
            6200 S. Syracuse Way, Suite 200
            Greenwood Village, CO  80111
            Facsimile: (303) 495-1200
            Attention: General Counsel

            with a copy to:

            Kaye Scholer LLP
            425 Park Avenue
            New York, NY 10022
            Attention: Joel I. Greenberg
                       Lynn Toby Fisher

            Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

            Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 17 hereof, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any Subsequent Purchaser of other purchaser of the Securities as such from any of the Initial Purchasers merely by reason of such purchase.

            Section 14. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

            Section 15. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

            Section 16. Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the Transactions ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of such Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

            Section 17. Default of One or More of the Several Initial Purchasers. If any one or more of the several Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on the Closing Date, and the aggregate number of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate number of the Securities to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the number of Securities set forth opposite their respective names in Schedule A bears to the aggregate number of Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on the Closing Date. If any one or more of the Initial Purchasers shall fail or refuse to purchase Securities and the aggregate number of Securities with respect to which such default occurs exceeds 10% of the aggregate number of

Securities to be purchased on the Closing Date, and arrangements satisfactory to the Initial Purchasers and the Issuers for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8 and 9 hereof shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Issuers shall have the right to postpone the Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Offering Memorandum or any other documents or arrangements may be effected.

            As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this Section 17. Any action taken under this Section 17 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

            Section 18. The Guarantors. On and effective as of the Closing Date, each of AMR and EmCare and their respective domestic subsidiaries as of the Closing Date will assume the obligations of a Guarantor pursuant to this Agreement by executing a Joinder Agreement.

            Section 19. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

                          [Signature pages to follow.]

            If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Issuers the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                 Very truly yours,

                               AMR HOLDCO, INC., a Delaware corporation

                                  By: /s/ Robert M. Le Blanc
                                     -------------------------------------------
                                  Name: Robert M. Le Blanc
                                  Title: President

                               EMCARE HOLDCO, INC., a Delaware corporation

                                  By: /s/ Robert M. Le Blanc
                                     -------------------------------------------
                                  Name: Robert M. Le Blanc
                                  Title: President

                               EMERGENCY MEDICAL SERVICES L.P., a Delaware
                                  limited partnership

                                  By: Emergency Medical Services Corporation, a Delaware corporation, as its general partner

                                  By: /s/ Robert M. Le Blanc
                                     -------------------------------------------
                                  Name: Robert M. Le Blanc
                                  Title: President

            The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BANC OF AMERICA SECURITIES LLC

By:   /s/ Dan Kelly
   ----------------------------------------
   Name: Dan Kelly
   Title: Managing Director

J.P. MORGAN SECURITIES INC.

By:   /s/ Graham Conran
   ----------------------------------------
   Name: Graham Conran
   Title: Vice President

                                                                      SCHEDULE A

                                                             AGGREGATE
                                                        PRINCIPAL AMOUNT OF
                                                            NOTES TO BE
             INITIAL PURCHASERS                              PURCHASED
--------------------------------------------------    ---------------------
Banc of America Securities LLC. ..................         137,500,000
J.P. Morgan Securities Inc. ......................         112,500,000
                                                        --------------
         Total....................................      $  250,000,000
                                                        ==============

                                                                   SCHEDULE 1(m)

GUARANTORS NOT IN GOOD STANDING IN JURISDICTION OF ORGANIZATION

EmCare of Hawaii, Inc.
EmCare of Indiana, Inc.
EmCare Services of Illinois, Inc.
TEK, Inc.

SUBSIDIARIES OF THE ISSUERS AND GUARANTORS

EMS Management LLC
AMR HoldCo, Inc.
American Medical Response, Inc.
Hank's Acquisition Corp.
Fountain Ambulance Service, Inc.
MedLife Emergency Medical Service, Inc.
American Medical Response Northwest, Inc.
American Medical Response West
Metropolitan Ambulance Service
American Medical Response of Inland Empire
Desert Valley Medical Transport, Inc.
Springs Ambulance Service, Inc.
American Medical Response of Colorado, Inc.
International Life Support, Inc.
Medevac MidAmerica, Inc.
Medevac Medical Response, Inc.
American Medical Response of Oklahoma, Inc.
American Medical Response of Texas, Inc.
Kutz Ambulance Service, Inc.
American Medical Response Holdings, Inc.
American Medical Response Management, Inc.
Regional Emergency Services, LP
A1 Leasing, Inc.
Florida Emergency Partners, Inc.
Mobile Medic Ambulance Service, Inc.
Metro Ambulance Service, Inc.
Metro Ambulance Service (Rural), Inc.
Medic One Ambulance Services, Inc.
American Medical Response of South Carolina, Inc.
American Medical Response of North Carolina, Inc.
American Medical Response of Georgia, Inc.
Troup County Emergency Medical Services, Inc.
Randle Eastern Ambulance Service, Inc.
Medi-Car Systems, Inc.
Medi-Car Ambulance Service, Inc.
American Medical Response of Tennessee, Inc.
Physicians & Surgeons Ambulance Service, Inc.
American Medical Response of Illinois, Inc.
Midwest Ambulance Management Company
Paramed, Inc.
Mercy Ambulance of Evansville, Inc.
Tidewater Ambulance Service, Inc.
American Medical Response of Connecticut, Incorporated
American Medical Response of Massachusetts, Inc.
AMR Brockton, L.L.C.

American Medical Response Mid-Atlantic, Inc.
American Medical Response Delaware Valley, LLC
Ambulance Acquisition, Inc.
Metro Ambulance Services, Inc.
Broward Ambulance, Inc.
Atlantic Ambulance Services Acquisition, Inc.
Atlantic/Key West Ambulance, Inc.
Atlantic/Palm Beach Ambulance, Inc.
Seminole County Ambulance, Inc.
LifeFleet Southeast, Inc.
American Medical Pathways, Inc.
ProvidaCare, L.L.C.
Adam Transportation Service, Inc.
Associated Ambulance Service, Inc.
Park Ambulance Service Inc.
Five Counties Ambulance Service, Inc.
Sunrise Handicap Transport Corp.
STAT Healthcare, Inc.
Laidlaw Medical Transportation, Inc.
Mercy, Inc.
American Investment Enterprises, Inc.
LifeCare Ambulance Service, Inc.
TEK, Inc.
Mercy Life Care
Hemet Valley Ambulance Service, Inc.
American Medical Response of Southern California
Medic One of Cobb, Inc.
Puckett Ambulance Service, Inc.
EmCare HoldCo, Inc.
EmCare, Inc.
EmCare Holdings, Inc.
EmCare of Maryland LLC
EmCare of Alabama, Inc.
EmCare Contract of Arkansas, Inc.
EmCare of Arizona, Inc.
EmCare of California, Inc.
EmCare of Colorado, Inc.
EmCare of Connecticut, Inc.
EmCare of Florida, Inc.
EmCare of Georgia, Inc.
EmCare of Hawaii, Inc.
EmCare of Indiana, Inc.
EmCare of Iowa, Inc.
EmCare of Kentucky, Inc.
EmCare of Louisiana, Inc.
EmCare of Maine, Inc.
EmCare of Michigan, Inc.
EmCare of Minnesota, Inc.
EmCare of Mississippi, Inc.
EmCare of Missouri, Inc.
EmCare of Nevada, Inc.
EmCare of New Hampshire, Inc.
EmCare of New Jersey, Inc.
EmCare of New Mexico, Inc.
EmCare of New York, Inc.
EmCare of North Carolina, Inc.
EmCare of North Dakota, Inc.
EmCare of Ohio, Inc.
EmCare of Oklahoma, Inc.

EmCare of Oregon, Inc.
EmCare of Pennsylvania, Inc.
EmCare of Rhode Island, Inc.
EmCare of South Carolina, Inc.
EmCare of Tennessee, Inc.
EmCare of Texas, Inc.
EmCare of Vermont, Inc.
EmCare of Virginia, Inc.
EmCare of Washington, Inc.
EmCare of West Virginia, Inc.
EmCare of Wisconsin, Inc.
EmCare Physician Providers, Inc.
EmCare Physician Services, Inc.
EmCare Services of Illinois, Inc.
EmCare Services of Massachusetts, Inc.
EmCare Anesthesia Services, Inc.
ECEP, Inc.
Coordinated Health Services, Inc.
EM-CODE Reimbursement Solutions, Inc.
Emergency Medicine Education Systems, Inc.
Emergency Specialists of Arkansas, Inc. II
First Medical/EmCare, Inc.
Healthcare Administrative Services, Inc.
OLD STAT, Inc.
Reimbursement Technologies, Inc.
STAT Physicians, Inc.
The Gould Group, Inc.
Tifton Management Services, Inc.
Tucker Emergency Services, Inc.
Helix Physicians Management, Inc.
Norman Bruce Jetton, Inc.
Pacific Emergency Specialists Management, Inc.
American Emergency Physicians Management, Inc.
Physician Account Management, Inc.
Provider Account Management, Inc.
Charles T. Mitchell, M.D., Inc.

                                                                   SCHEDULE 1(o)

See Consents and Approvals Schedule to each of the Stock Purchase Agreements, dated December 6, 2004, by and among Laidlaw International, Inc., Laidlaw Medical Holdings, Inc. and Emergency Medical Services Corporation.

                                                                  SCHEDULE 1(ff)

1. Employment agreements.

2. Employment-related compensation and benefits agreements.

3. Agreements with Affiliated Medical Groups.

4. Agreement with BIDON Companies pursuant to which certain services were performed for the Guarantors in 2002 and 2003.

                                                                  SCHEDULE 1(hh)

None.

                                                                       EXHIBIT A

            Opinion of Kaye Scholer LLP to be delivered pursuant to Section 5(c)(i) of the Purchase Agreement.

            1) Each Issuer is a corporation validly existing and in good standing under the laws of the State of Delaware.

            2) Each Issuer has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities and the DTC Agreement.

            3) Based solely on certificates of public officials and officers of the Issuers and each Specified Guarantor, including the Organizational Documents referred to herein, each Issuer and each Specified Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each of the jurisdictions set forth on Schedule II.

            4) Each Specified Guarantor is a corporation, limited liability company or limited partnership, as applicable, validly existing and, except as set forth in Schedule III, in good standing under the laws of the state of its organization. Each Specified Guarantor (a) has the power and authority to execute and deliver each Transaction Document to which it is a party and to perform its obligations under each Transaction Document to which it is a party, (b) has duly authorized by all requisite action, executed and delivered each Transaction Document to which it is a party and (c) has corporate, limited liability company or limited partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum.

            5) The issuance and sale of the Notes by the Issuers will not be subject to any preemptive right, right of first refusal or other similar right to subscribe for or purchase securities of the Issuers arising (a) by operation of the Organizational Documents of either Issuer or the General Corporation Law of the State of Delaware or (b) under any agreement of the Issuers set forth on Schedule IV.

            6) The Purchase Agreement has been duly authorized, executed and delivered by each Issuer and each Specified Guarantor. The Joinder Agreement has been duly authorized, executed and delivered by each Specified Guarantor (other than the Parent).

            7) Each of the Registration Rights Agreement and the DTC Agreement has been duly authorized, executed and delivered by, and is a valid and legally binding agreement of, each Issuer and each Specified Guarantor, enforceable in accordance with its terms.

            8) The Indenture has been duly authorized, executed and delivered by each Issuer and each Specified Guarantor. Assuming the due authorization, execution and delivery of the Indenture by the Trustee, the Indenture constitutes the valid and legally binding

                                  Exhibit A-1

                                                                       EXHIBIT A

   agreement of each Issuer and each Guarantor, enforceable against each such Issuer and Guarantor in accordance with its terms.

            9) The Notes are in the form contemplated by the Indenture, have been duly authorized by each Issuer for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when executed by the Issuers and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor, will constitute the valid and legally binding obligations of each Issuer enforceable against the Issuers in accordance with their terms and will be entitled to the benefits of the Indenture.

            10) The Exchange Notes have been duly and validly authorized for issuance by each Issuer and, when issued and authenticated in accordance with the terms of the Indenture, the Registration Rights Agreement and the Exchange Offer, will constitute the valid and legally binding obligations of each Issuer, enforceable against the Issuers in accordance with their terms.

            11) The Guarantees are in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to the Purchase Agreement and the Indenture and, when the Notes have been authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute the valid and legally binding agreements of the Guarantors, enforceable in accordance with their terms, and will be entitled to the benefits of the Indenture.

            12) The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

            13) The statements in the Offering Memorandum under the captions "Risk Factors--Risk Factors Related to Our Business--A successful challenge by tax authorities to our treatment of certain physicians as independent contractors could require us to pay past taxes and penalties," "Risk Factors--Risk Factors Related to the Notes--Your right to receive payments on the notes is junior to our existing and future senior debt, and the existing and future senior debt of the guarantors, including borrowings under our senior secured credit facility," "Risk Factors--Risk Factors Related to the Notes--Your right to receive payments on the notes coulD be adversely affected if our non-guarantor subsidiary declares bankruptcy, liquidates or reorganizes," "Risk Factors--Risk Factors Related to the Notes--Federal and state laws permit courts to void guarantees under certain circumstances and would require you to return payments received from guarantors in specific circumstances," "Description of Senior Secured Credit Facility," "Description of Notes," "Business--American Medical Response--Legal Matters," "Business--EmCare--Legal Matters," "Certain Relationships and Related Party Transactions," "Material United States Federal Income Tax Considerations" and "Description of Notes-- Registration Rights; Liquidated Damages," insofar as such statements constitute matters of law, summaries of legal matters, each Issuer's charter or by-law provisions, documents or legal proceedings, or legal conclusions, have been reviewed by

                                  Exhibit A-2

                                                                       EXHIBIT A

   such counsel and fairly present and summarize, in all material respects, the matters referred to therein.

            14) No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority of the federal government of the United States or the State of New York or any court or other governmental or regulatory authority acting pursuant to the General Corporation Law of the State of Delaware, is required for the Issuers' execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the DTC Agreement or the Indenture, or the issuance and delivery of the Securities or the Exchange Securities, except as may be required under the Securities Act, the Exchange Act, the Trust Indenture Act, and applicable state securities or blue sky laws and foreign securities laws.

            15) The execution and delivery of the Purchase Agreement, the Registration Rights Agreement, the DTC Agreement, the Securities, the Exchange Securities and the Indenture by the Issuers and the performance by the Issuers of their obligations thereunder (other than performance by the Issuers of their obligations under the indemnification and contribution sections of such agreements, as to which we express no opinion): (a) will not result in any violation of the provisions of the Organizational Documents of the Issuers or any Specified Guarantor; (b) will not result in a breach of or a default under the Senior Secured Credit Facility; or (c) to the best of our knowledge, assuming the proceeds of borrowings under the Senior Secured Credit Facility and/or the issuance and sale of the Notes are used as described in the section captioned "Use of Proceeds" in the Offering Memorandum, will not contravene any of the Opining Laws.

            16) The Issuers are not, and after receipt of payment for the Securities will not be, an "investment company" within the meaning of Investment Company Act.

            17) Assuming the accuracy of the representations, warranties and covenants of the Issuers and the Initial Purchasers contained in the Purchase Agreement, no registration of the Notes or the Guarantees under the Securities Act, and no qualification of an indenture under the Trust Indenture Act with respect thereto, is required in connection with the purchase of the Securities by the Initial Purchasers or the initial resale of the Securities by the Initial Purchasers to Qualified Institutional Buyers in the manner contemplated by the Purchase Agreement and the Offering Memorandum other than any registration or qualification that may be required in connection with the Exchange Offer contemplated by the Offering Memorandum or in connection with the Registration Rights Agreement.

                                      * * *

            During the course of the preparation of the Offering Memorandum, we have participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers and representatives of the Initial Purchaser. While we have not undertaken to determine independently and do not assume any responsibility

                                  Exhibit A-3

                                                                       EXHIBIT A

for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum and have made no independent check or verification thereof (except in each case as set forth above), based on these conferences and our review of the documents referenced above, nothing has come to our attention that would lead us to believe that the Offering Memorandum (except for financial data, statements and related notes, the financial statement schedules and the other financial, accounting and statistical data included therein, as to which we express no view) at January __, 2005 or as of the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. We note that our practice in general and our engagement by the Issuers does not include Healthcare Laws, and we do not purport to be experts in such laws.

                                  Exhibit A-4

                                                                       EXHIBIT B

            Opinion of local counsel for the Issuers to be delivered pursuant to
Section 5(c)(ii) of the Purchase Agreement.

      The Company(1) has been duly incorporated and is validly existing and in
good standing under the laws of the State of [     ].

      (ii) The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreement, the Registration Rights Agreement and the Indenture and to own and hold its respective properties and conduct its business as described in the Offering Memorandum.

      (iii) The Indenture has been duly authorized, executed and delivered by the Company.

      (iv) The Joinder Agreement to the Purchase Agreement has been duly authorized, executed and delivered by the Company.

      (v) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company.

      (vi) The Company has duly authorized and executed its guarantee of the Notes (the "Guarantee").

      (vii) The Company has duly authorized its guarantee of the Exchange Notes.

      (viii) The issuance of the Guarantee by the Company, the execution, delivery and compliance by the Company with all of the provisions of the Transaction Documents and the performance of its obligations thereunder will not result in a violation of the certificate of incorporation, as amended, or by-laws, as amended, of the Company certified by the Company as in effect on the date of the opinion (collectively, the "Charter Documents") or any Applicable Law.(2)

--------------------------------
(1) To be defined as the Guarantors organized in the jurisdiction of counsel.

(2) Applicable Law will be defined as the laws of the jurisdiction of counsel.

                                  Exhibit B-1

                                                                       EXHIBIT C

            Opinion of special regulatory counsel for the Issuers to be delivered pursuant to Section 5(d) of the Purchase Agreement:

            Based upon and subject to the limitations, qualifications, exceptions and assumptions set forth herein, we are of the opinion that that the legal statements in the Health Regulatory Sections of the Offering Memorandum, insofar as such statements constitute overviews or summaries of the laws and regulations referred to therein, including the qualifications set forth therein, fairly present and summarize, in all material respects such laws and regulations referred to therein. In addition, no facts have come to our attention that lead us to believe that the Health Regulatory Sections of the Offering Memorandum with respect to the federal and state health care regulatory matters set forth therein, as of the date thereof and hereof, contained or contain any untrue statement of a material fact or omitted or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As to all questions of fact material to the opinions contained herein, we have relied, without independent verification and without any duty of inquiry, upon: (i) certain documents prepared and furnished to us by representatives of the Issuers and the Guarantors; (ii) teleconferences and meetings with representatives of the Issuers and the Guarantors and the representations of facts made by such parties; and (iii) representations and warranties made in the Transaction Documents and the accuracy and completeness thereof.

                                   Exhibit C-1

                                                                       EXHIBIT D
                           [Form of Joinder Agreement]

                                JOINDER AGREEMENT

            Reference is made hereby to the Purchase Agreement dated January 27, 2005 (the "Agreement"), among AMR HoldCo, Inc., EmCare HoldCo, Inc., Emergency Medical Services L.P., and the Initial Purchasers named therein. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given them in the Agreement

            By executing this Joinder Agreement and delivering it to the Initial Purchasers, each of the undersigned agrees to become a party to, to be bound by, and to comply with the provisions of, the Agreement (all effective as of the Closing Date). In connection therewith, effective as of the Closing Date, the undersigned makes the representations and warranties, and agrees to be bound by the covenants, obligations and agreement, in each case contained in the Agreement.

            This Joinder Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed in such state without regard to the conflicts of law principles thereof.

                                                                       EXHIBIT D

            IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement this 10th day of February 2005.

                                       [GUARANTORS]

                                       By: _____________________________________
                                           Name:
                                           Title:

                                                                         ANNEX I

            Resale Pursuant to Regulation S or Rule 144A. Each Initial Purchaser understands that:

            Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

            Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

            "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date, except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act."

            Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

                                       1